                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                AUGUST 9, 2002                                   0-20214
           Date of Report (Date of                        Commission File Number
           earliest event reported)
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                             BED BATH & BEYOND INC.
             (Exact name of registrant as specified in its charter)

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
                   NEW YORK                                       11-2250488
(State or other jurisdiction of incorporation       (I.R.S. Employer Identification Number)
             or organization)


                               650 LIBERTY AVENUE
                             UNION, NEW JERSEY 07083
               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 688-0888
              (Registrant's telephone number, including area code)
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            Not applicable.

      (b)   PRO FORMA FINANCIAL STATEMENTS.

            Not applicable.

      (c)   EXHIBITS.

            99.1 Statement, dated August 7, 2002, of Warren Eisenberg, Co-Principal Executive Officer

            99.2 Statement, dated August 7, 2002, of Leonard Feinstein, Co-Principal Executive Officer

            99.3 Statement, dated August 7, 2002, of Eugene A. Castagna, Principal Financial Officer

ITEM 9.  REGULATION FD DISCLOSURE.

      On August 7, 2002, each of the Co-Principal Executive Officers of Bed Bath & Beyond Inc. (the "Company"), Warren Eisenberg and Leonard Feinstein, and the Company's Principal Financial Officer, Eugene A. Castagna, submitted to the Securities and Exchange Commission (the "Commission") sworn statements pursuant to Commission Order No. 4-460 in the form requested by the Commission.

      A copy of these statements is attached hereto as Exhibits 99.1, 99.2 and 99.3.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BED BATH & BEYOND INC.



Date: August 9, 2002          By:   /s/Eugene A. Castagna
                                    --------------------------------------------
                              Name:    Eugene A. Castagna
                              Title:   Vice President Finance and
                                       Assistant Treasurer


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                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

      99.1        Statement, dated August 7, 2002, of Warren Eisenberg,
                  Co-Principal Executive Officer

      99.2        Statement, dated August 7, 2002, of Leonard Feinstein,
                  Co-Principal Executive Officer

      99.3        Statement, dated August 7, 2002, of Eugene A. Castagna,
                  Principal Financial Officer


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